UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

WASHINGTON TRUST BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Rhode Island	001-32991	05-0404671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Broad Street
Westerly,	Rhode Island	02891
(Address of principal executive offices)		(Zip Code)

(401)	348-1200
(Registrant's telephone number, including area code)

N/A
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2022, the Board of Directors (the “Board”) of Washington Trust Bancorp, Inc. (the “Corporation”) elected Joseph Gencarella and Alimamy D. (“Junior”) Jabbie, Jr. to serve as directors of the Corporation effective as of March 1, 2022, filling vacancies created by an expansion of the Board.

Mr. Gencarella was elected to the class of directors serving until the 2022 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Gencarella is a retired Audit Partner of KPMG, LLP. There is no arrangement or understanding between Mr. Gencarella and any other person pursuant to which Mr. Gencarella was appointed to the Board. Mr. Gencarella is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K. There are no family relationships between Mr. Gencarella, on the one hand, and any director, executive officer or any other person nominated or chosen by the Corporation to become a director or executive officer, on the other.

Mr. Jabbie was elected to the class of directors serving until the 2023 Annual Meeting of Shareholders and until his successor is duly elected and qualified. Mr. Jabbie is Owner, President and CEO of Banneker Supply Chain Solutions, Inc. There is no arrangement or understanding between Mr. Jabbie and any other person pursuant to which Mr. Jabbie was appointed to the Board. Mr. Jabbie is not a party to any transactions that would be required to be disclosed under Section 404(a) of Regulation S-K. There are no family relationships between Mr. Jabbie, on the one hand, and any director, executive officer or any other person nominated or chosen by the Corporation to become a director or executive officer, on the other.

A copy of the press release announcing the election of Mr. Gencarella and Mr. Jabbie dated February 1, 2022, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Exhibit

	99.1	Press release dated February 1, 2022*
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Filed herewith

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON TRUST BANCORP, INC.
Date:	February 1, 2022	By:	/s/ Ronald S. Ohsberg
Ronald S. Ohsberg
Senior Executive Vice President, Chief Financial Officer and Treasurer